UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 10, 2010

Date of Report (Date of earliest event reported)

TNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32033	36-4430020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File No.)	Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191-1406

(Address of principal executive offices and zip code)

(703) 453-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

A copy of the TNS, Inc. investor presentation given by the Registrant on March 10, 2010 at the Raymond James 31st Annual Institutional Investors Conference, and again on March 11, 2010 at Wedbush Morgan’s 8th Annual New York Management Access Conference regarding an overview of the operations and financial condition of the company is attached as Exhibit 99.1.  This information is being furnished pursuant to Item 7.01 of Form 8-K.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1 TNS, Inc. investor presentation given by the Registrant on March 10, 2010 at the Raymond James 31st Annual Institutional Investors Conference, and again on March 11, 2010 at Wedbush Morgan’s 8th Annual New York Management Access Conference regarding an overview of the operations and financial condition of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.

Dated: March 10, 2010	By:	/s/ Henry H. Graham, Jr.
Henry H. Graham, Jr.
Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

99.1

TNS, Inc. investor presentation given by the Registrant on March 10, 2010 at the Raymond James 31st Annual Institutional Investors Conference, and again on March 11, 2010 at Wedbush Morgan’s 8th Annual New York Management Access Conference regarding an overview of the operations and financial condition of the Registrant.